UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010 (June 2, 2010)

MILLIPORE CORPORATION
(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781	04-2170233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

290 Concord Road Billerica, Massachusetts	01821
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (978) 715-4321

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On June 3, 2010, Millipore Corporation issued a press release announcing that the shareholders of Millipore approved the adoption of the Agreement and Plan of Share Exchange by and among Millipore, Merck KGaA and Concord Investments Corp. at the special meeting of shareholders.

The press release also announced that Merck filed a notification of the concentration with the European Commission on June 2, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Millipore Corporation, dated June 3, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

Date: June 3, 2010	By:	/s/ Martin D. Madaus
Name: Martin D. Madaus
Title: President and Chief Executive Officer